Exhibit 99.2

MELLON FINANCIAL CORPORATION

Notes to Financial Trends

Notes:

During the fourth quarter of 2006, the following impacted the reporting of our business sector results:

Mellon signed an agreement to sell its venture capital group, Mellon Ventures, and applied discontinued operations accounting to this business.

A segment of our Working Capital Solutions business line was moved from the PS&IS sector to Business Exits in the Other sector based upon our intention not to renew certain contracts with agencies of the Federal government that expire in 2007.

Our asset administration business in Brazil was moved to the Mellon Asset Management sector from Business Exits in the Other sector as a result of a decision to strategically grow the business.

Accordingly, the financial statements for these sectors for all periods have been restated.

During the fourth quarter of 2006, we completed the previously announced acquisition of Walter Scott & Partners. The financial results are included in the Mellon Asset Management sector.

During the third quarter of 2006, we announced an agreement to sell our insurance premium financing business to BB&T and applied discontinued operations accounting for this business.

During the second quarter of 2006, we completed the formation of the previously announced 50:50 joint venture with WestLB AG, WestLB Mellon Asset Management. The financial results are included in the Mellon Asset Management sector.

During the first quarter of 2006, we moved the financial results of Mellon 1st Business Bank, National Association (N.A.), to the Private Wealth Management sector from the Other sector (previously the Treasury Services/Other Activity sector). This change reflects the similar nature of products and clients of Mellon 1st Business Bank with other reporting units in the Private Wealth Management sector, as well as our organizational structure, as the management of Mellon 1st Business Bank reports to the head of Private Wealth Management.

Prior period sector data may reflect immaterial reclassifications resulting from minor changes made to be consistent with current period presentation.

Summations may not equal due to rounding. As a result of this rounding convention, there may exist immaterial differences between the sector trends data versus the sector trends data subsequently filed on Form 10-K.

Discontinued Operations Accounting -

The income/(loss) and average assets from discontinued operations accounting have not been allocated to any sector.

Average Assets -

Where average deposits in a business sector are greater than average loans, average assets include an allocation of investment securities equal to the difference. Consolidated average assets include average assets of discontinued operations.

Return on Common Equity/Pretax Operating Margin -

Ratios are presented on a continuing operations basis. Quarterly return on common equity ratios are annualized.

MELLON FINANCIAL CORPORATION

CONSOLIDATED RESULTS - 12 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2004				2005				2006
	1st Qtr (a)	2nd Qtr (b)	3rd Qtr	4th Qtr (c)	1st Qtr (d)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (e)	2nd Qtr	3rd Qtr	4th Qtr (f)
Revenue:
Investment management	366	369	368	395	402	417	438	447	466	489	518	601
Performance fees	39	17	11	60	27	26	41	77	58	48	56	196

Total investment management	405	386	379	455	429	443	479	524	524	537	574	797
Distribution and service	66	67	68	68	71	74	82	90	98	108	107	102
Institutional trust and custody	138	137	132	145	150	160	172	188	194	206	207	218
Securities lending revenue	18	24	16	18	24	33	25	26	30	38	26	26
Payment solutions & investor services	145	149	133	138	134	141	122	127	121	124	119	118
Other fee revenue	233	140	114	130	332	143	145	142	161	153	140	160

Total fee and other revenue	1,005	903	842	954	1,140	994	1,025	1,097	1,128	1,166	1,173	1,421
Net interest revenue	114	121	115	120	118	128	117	121	125	117	123	114

Total revenue	1,119	1,024	957	1,074	1,258	1,122	1,142	1,218	1,253	1,283	1,296	1,535
Credit quality expense	(7)	(2)	(1)	(4)	(2)	3	12	4	1	(3)	(1)	5
Amortization of intangible assets	4	5	4	6	6	7	7	7	7	7	7	23
Other operating expenses	739	743	705	794	782	807	850	896	947	951	956	1,169

Total operating expenses	743	748	709	800	788	814	857	903	954	958	963	1,192
Income from continuing operations before income taxes (benefits)	383	278	249	278	472	305	273	311	298	328	334	338
Income taxes (benefits)	135	98	80	94	172	108	87	110	105	105	116	40

Income from continuing operations	248	180	169	184	300	197	186	201	193	223	218	298
Income from discontinued operations after-tax	(3)	(4)	14	8	(45)	(72)	8	7	14	9	4	(61)

Net income (loss)	$245	$176	$183	$192	$255	$125	$194	$208	$207	$232	$222	$237

EPS from Continuing Operations	$0.58	$0.43	$0.40	$0.43	$0.71	$0.47	$0.45	$0.48	$0.47	$0.54	$0.52	$0.72
Average loans (g)	$7,489	$7,491	$7,047	$7,205	$6,882	$7,339	$7,421	$7,133	$6,758	$6,625	$6,684	$6,884
Average assets (h)	$33,222	$33,377	$33,447	$35,951	$36,869	$36,436	$37,907	$37,988	$37,515	$39,104	$41,447	$41,362
Average deposits	$19,227	$19,776	$20,295	$22,083	$23,035	$22,322	$23,566	$23,905	$23,569	$24,084	$27,905	$26,551
Average common equity	$3,769	$3,753	$3,822	$3,983	$4,178	$4,087	$4,109	$4,114	$4,157	$4,182	$4,312	$4,673
Average Tier I preferred equity	$1,026	$1,011	$1,010	$1,047	$1,038	$1,037	$1,032	$1,024	$1,022	$1,015	$1,072	$1,403
Market value of assets under management at period end (in billions)	$679	$679	$670	$707	$729	$738	$766	$781	$808	$870	$918	$995
Market value of assets under administration or custody at period end (in billions)	$2,824	$2,856	$2,978	$3,233	$3,293	$3,450	$3,777	$3,908	$4,125	$4,213	$4,380	$4,491
Return on common equity	26%	19%	18%	18%	29%	19%	18%	19%	19%	21%	20%	25%
Pretax operating margin	34%	27%	26%	26%	38%	27%	24%	26%	24%	26%	26%	22%
Pretax operating margin (excluding items in footnotes a to f)	30%	29%	26%	24%	27%	27%	24%	26%	25%	26%	26%	26%

(a)	The first quarter of 2004 includes a pre-tax gain of $93 million from the sale of approximately 35% of the Corporation’s investment in Shinsei Bank.

Also included in the first quarter of 2004 is a pre-tax charge of $19 million associated with a writedown of two small businesses, one of which was sold in the third quarter of 2004.

(b)	The second quarter of 2004 includes a $24 million pre-tax charge relating to vacating 10 leased locations in London and moving into the new Mellon Financial Centre in London.

(c)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reversal relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.

(d)	The first quarter of 2005 includes a pre-tax gain of $197 million from the sale of our remaining investment in Shinsei Bank, a $10 million pre-tax charge (included in other expense) for the early extinguishment of debt, and $5 million of additional expense ($2 million of occupancy expense and $3 million of other expenses) related to charges recorded in 2004 for the move to the new Mellon Financial Centre in London and the writedown of a small business (see footnote a).

(e)	The first quarter of 2006 includes a $19 million pre-tax charge in connection with payments, awards and benefits payable to Mellon’s former chairman and chief executive officer, pursuant to his employment agreement.

(f)	The fourth quarter of 2006 includes $26 million in severance, $16 million of impairment charges, $11 million in merger-related expenses and $6 million in additional occupancy reserves. In addition, the income from continuing operations includes $74 million of tax benefits primarily related to a reversal of deferred tax liabilities due to management’s decision to indefinitely reinvest earnings of certain foreign subsidiaries in accordance with APB opinion No. 23.

(g)	Consolidated average loans include average loans of discontinued operations of $597 million, $714 million, $506 million and $571 million for the first, second, third and fourth quarters of 2004; $397 million, $749 million, $802 million and $779 million for the first, second, third and fourth quarters of 2005; $779 million, $753 million, $832 million and $784 million for the first, second, third and fourth quarters of 2006.

(h)	Consolidated average assets include average assets of discontinued operations of $1,850 million, $1,930 million, $1,760 million and $1,783 million for the first, second, third and fourth quarters of 2004; $1,586 million, $1,616 million, $1,456 million and $1,427 million for the first, second, third and fourth quarters of 2005; $1,408 million, $1,381 million, $1,408 million and $1,320 million for the first, second, third and fourth quarters of 2006.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

NONINTEREST REVENUE

(dollar amounts in millions unless otherwise noted)	2004				2005				2006
	1st Qtr (a)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (a)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Investment management	$366	$369	$368	$395	$402	$417	$438	$447	$466	$489	$518	$601
Performance fees	39	17	11	60	27	26	41	77	58	48	56	196

Total investment management	405	386	379	455	429	443	479	524	524	537	574	797
Distribution and service	66	67	68	68	71	74	82	90	98	108	107	102
Institutional trust & custody	156	161	148	163	174	193	197	214	224	244	233	244
Payment solutions & investor services	145	149	133	138	134	141	122	127	121	124	119	118
Foreign exchange trading	57	50	38	41	54	50	52	46	58	68	53	60
Financing-related and Equity Investment	127	28	26	33	230	35	31	30	34	29	24	27
Other	37	44	40	46	38	45	53	56	60	47	51	64

Total fee and other revenue	993	885	832	944	1,130	981	1,016	1,087	1,119	1,157	1,161	1,412
Gains on the sales of securities	—	8	—	—	—	—	1	—	—	—	3	—

Total noninterest revenue (non-FTE)	$993	$893	$832	$944	$1,130	$981	$1,017	$1,087	$1,119	$1,157	$1,164	$1,412
FTE impact	12	10	10	10	10	13	8	10	9	9	9	9

Total noninterest revenue (FTE)	$1,005	$903	$842	$954	$1,140	$994	$1,025	$1,097	$1,128	$1,166	$1,173	$1,421
Fee and other revenue as a percentage of fee and net interest revenue (FTE) (a)	90%	89%	88%	89%	91%	89%	90%	90%	90%	91%	90%	93%
Market value of assets under management at period end (in billions)	$679	$679	$670	$707	$729	$738	$766	$781	$808	$870	$918	$995
Market value of assets under administration or custody at period end (in billions)	$2,824	$2,856	$2,978	$3,233	$3,293	$3,450	$3,777	$3,908	$4,125	$4,213	$4,380	$4,491
S&P 500 Index - period end	1126	1141	1115	1212	1181	1191	1229	1248	1295	1270	1336	1418
S&P 500 Index - daily average	1133	1123	1104	1163	1192	1182	1224	1231	1284	1281	1288	1389

(a)	The first quarter of 2004 and 2005 includes gains from the sale of the Corporation’s investment in Shinsei Bank of $93 million and $197 million, respectively.

Excluding these gains, fee and other revenue as a percentage of fee and net interest revenue (FTE) would have totaled 89% in the first quarter of 2005 and 90% in the first quarter of 2004.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

Average Balances (a)

	2004				2005				2006
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Average assets:
Investment Securities:
Fixed rate	$6,294	$6,924	$7,001	$6,448	$6,231	$6,001	$5,772	$5,704	$5,557	$5,444	$5,319	$5,196
Adjustable rate	1,156	1,272	1,426	2,023	2,490	2,791	3,053	3,355	3,645	3,584	3,360	3,161
Floating rate	2,786	2,771	2,731	3,509	4,207	4,847	6,315	7,040	7,595	8,366	9,164	9,421
Obligations of states and political subdivisions	543	560	631	690	749	794	819	829	814	771	749	722
Other (b)	190	182	68	73	68	71	70	54	55	56	67	68

Total investment securities	$10,969	$11,709	$11,857	$12,743	$13,745	$14,504	$16,029	$16,982	$17,666	$18,221	$18,659	$18,568
Trading account securities	352	268	228	248	308	294	309	283	309	439	456	480
Money Market Assets	2,959	2,678	3,290	4,143	4,234	3,293	2,700	2,812	2,317	2,897	4,903	3,774
Loans, net of unearned discount	6,892	6,778	6,541	6,634	6,483	6,589	6,618	6,354	5,979	5,872	5,852	6,101

Total interest-earning assets	21,172	21,433	21,916	23,768	24,770	24,680	25,656	26,431	26,271	27,429	29,870	28,923
Total non interest-earning assets (c)	12,009	12,010	11,620	12,195	12,145	11,829	12,323	11,726	11,416	11,935	11,801	12,549

Total Assets	$33,181	$33,443	$33,536	$35,963	$36,915	$36,509	$37,979	$38,157	$37,687	$39,364	$41,671	$41,472

Average liabilities and shareholders’ equity:
Deposits in domestic offices	$7,695	$8,041	$8,655	$9,164	$9,653	$9,298	$9,760	$10,087	$9,748	$9,673	$13,328	$13,157
Deposits in foreign offices	4,865	4,760	4,664	5,598	6,256	6,004	6,395	5,926	5,547	6,049	6,589	5,987

Total interest-bearing deposits	12,560	12,801	13,319	14,762	15,909	15,302	16,155	16,013	15,295	15,722	19,917	19,144
Federal funds purchased and securities under repurchase agreements	1,476	1,478	1,155	960	978	1,627	2,135	1,763	1,765	2,394	1,376	1,560
Other funds borrowed	677	520	370	503	421	442	411	438	468	590	144	297
Long term debt	5,222	5,253	5,264	5,436	5,511	5,293	4,836	4,692	4,633	4,584	4,669	5,042
Funding of disc ops	(1,685)	(1,797)	(1,619)	(1,627)	(1,428)	(1,611)	(1,418)	(1,390)	(1,374)	(1,343)	(1,373)	(1,283)

Total interest-bearing liabilities	18,250	18,255	18,489	20,034	21,391	21,053	22,119	21,516	20,787	21,947	24,733	24,760
Total noninterest-bearing deposits	6,636	6,943	6,949	7,294	7,094	7,012	7,411	7,892	8,274	8,362	7,988	7,407
Other liabilities (c)	4,553	4,449	4,218	4,644	4,223	4,310	4,294	4,525	4,357	4,704	4,492	4,560

Total liabilities	29,439	29,647	29,656	31,972	32,708	32,375	33,824	33,933	33,418	35,013	37,213	36,727
Shareholders’ equity	3,742	3,796	3,880	3,991	4,207	4,134	4,155	4,224	4,269	4,351	4,458	4,745

Total liabilities and shareholders’ equity	$33,181	$33,443	$33,536	$35,963	$36,915	$36,509	$37,979	$38,157	$37,687	$39,364	$41,671	$41,472

(a)	Amounts and yields exclude adjustments for fair value and the related deferred tax effect required by SFAS No. 115. Prior periods calculated on a continuing operations basis even though the balance sheet, in accordance with GAAP, is not restated for discontinued operations.

(b)	Balances include Federal Reserve Stock, Preferred Stock, Loan Securitizations and other Investment Securities.

(c)	Includes assets and liabilities of discontinued operations.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

Interest Yields/Rates (a)

	2004				2005				2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Average Rates:
Investment Securities:
Fixed rate	4.46%	4.32%	4.20%	4.22%	4.34%	4.34%	4.31%	4.30%	4.39%	4.41%	4.37%	4.37%
Adjustable rate	3.26	3.23	3.17	3.37	3.57	3.71	3.81	3.93	4.21	4.27	4.31	4.45
Floating rate	1.74	1.77	2.19	2.60	3.17	3.64	4.03	4.52	5.02	5.36	5.67	5.67
Obligations of states and political subdivisions	7.35	7.26	7.10	7.02	7.13	6.97	6.80	6.69	6.88	6.70	6.59	6.52
Other (b)	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM

Total investment securities	3.88	3.81	3.78	3.83	4.03	4.12	4.25	4.48	4.78	4.94	5.10	5.14
Trading account securities	2.50	2.09	1.91	1.96	1.75	2.24	2.21	2.16	1.86	2.19	2.32	2.41
Money market assets	2.40	2.49	2.74	2.90	2.93	2.98	3.11	3.67	3.80	4.12	4.20	4.33
Loans, net of unearned discount	4.12	4.20	4.06	4.60	4.91	6.01	5.60	5.85	6.17	6.51	6.97	7.02

Total interest-earning assets	3.73%	3.75%	3.69%	3.86%	4.05%	4.45%	4.45%	4.70%	4.97%	5.15%	5.28%	5.39%

Deposits in domestic offices	0.89%	0.89%	1.06%	1.36%	1.64%	1.98%	2.39%	2.79%	3.18%	3.61%	4.06%	3.96%
Deposits in foreign offices	1.66	1.46	1.71	2.08	2.18	2.43	2.52	3.13	3.24	3.59	3.44	3.72

Total interest-bearing deposits	1.19	1.10	1.29	1.63	1.85	2.16	2.44	2.92	3.20	3.60	3.86	3.88
Federal funds purchased and securities under repurchase agreements	0.83	0.81	1.12	1.55	2.05	2.46	3.19	3.62	3.74	4.75	4.45	4.67
Other funds borrowed	3.39	3.64	4.89	4.09	1.97	3.00	3.34	3.96	4.34	4.80	5.23	5.02
Long term debt	3.63	3.60	3.72	3.94	4.28	4.53	5.01	5.47	5.90	6.21	6.53	6.42
Funding of disc ops (c)	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM

Total interest-bearing liabilities	1.82%	1.72%	1.88%	2.21%	2.47%	2.77%	3.07%	3.54%	3.85%	4.29%	4.40%	4.47%

Rates
Yield on total interest-earning assets	3.73%	3.75%	3.69%	3.86%	4.05%	4.45%	4.45%	4.70%	4.97%	5.15%	5.28%	5.39%
Cost of funds supporting interest-earning assets	1.57%	1.47%	1.59%	1.86%	2.11%	2.36%	2.64%	2.89%	3.04%	3.44%	3.64%	3.83%

Net interest Margin:
Taxable equivalent basis	2.16%	2.28%	2.10%	2.00%	1.94%	2.09%	1.81%	1.81%	1.93%	1.71%	1.64%	1.56%
Without taxable equivalent increments	2.08%	2.21%	2.02%	1.93%	1.86%	2.01%	1.74%	1.74%	1.86%	1.65%	1.58%	1.51%

(a)	Amounts and yields exclude adjustments for fair value and the related deferred tax effect required by SFAS No. 115. Prior periods calculated on a continuing operations basis even though the balance sheet, in accordance with GAAP, is not restated for discontinued operations.

(b)	Yields are not meaningful.

(c)	Rates are not meaningful as the reduction in interest expense represents the cost of allocated funding of the assets of discontinued operations.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

OPERATING EXPENSE

	2004				2005				2006
(dollar amounts in millions)	1st Qtr (b)	2nd Qtr (c)	3rd Qtr	4th Qtr (d)	1st Qtr (e)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (f)	2nd Qtr	3rd Qtr	4th Qtr (g)
Staff:
Compensation	$229	$233	$237	$258	$243	$248	$254	$260	$268	$270	$279	$309
Incentive (a)	100	88	83	120	105	114	124	133	170	145	160	248
Employee benefits	54	52	51	51	66	61	67	65	76	71	73	78

Total staff	383	373	371	429	414	423	445	458	514	486	512	635
Professional, legal and other purchased services	87	98	90	108	99	109	113	123	115	125	131	145
Distribution and servicing	79	80	80	80	81	90	100	106	115	126	122	140
Net occupancy	55	78	57	42	58	57	59	59	59	58	51	68
Equipment	44	42	41	41	41	43	44	46	44	44	42	49
Business development	21	22	20	23	20	24	23	28	25	28	25	36
Communications	22	21	19	20	25	18	19	21	23	22	20	20
Amortization of intangible assets	4	5	4	6	6	7	7	7	7	7	7	23
Other	48	29	27	51	44	43	47	55	52	62	53	76

Total operating expense	$743	$748	$709	$800	$788	$814	$857	$903	$954	$958	$963	$1,192
Employees at period-end	15,600	15,500	15,400	15,500	15,700	16,000	16,700	16,500	16,600	16,700	16,700	16,800

(a)	Effective Jan. 1, 2003, Mellon began recording an expense for the estimated fair value of stock options using the prospective method under transitional guidance provided in the Statement of Financial Accounting Standards (SFAS) No. 148, “Accounting for Stock-Based Compensation - Transition and Disclosure.”

Stock option expense totaled approximately $4 million for each of the quarters of 2004. It totaled $6 million, $6 million, $7 million and $6 million for each of the quarters of 2005. It totaled $11 million for the first quarter of 2006, including $3 million to Mellon’s former chairman and chief executive officer, pursuant to his employment agreement, $9 million for the second quarter of 2006, $8 million for both the 3rd quarter and the 4th quarter of 2006.

(b)	The first quarter of 2004 includes a pre-tax charge of $19 million associated with a writedown of two small businesses, one of which was sold in the third quarter of 2004.

(c)	The second quarter of 2004 includes a $24 million pre-tax charge ($23 million - occupancy, $1 million - other) relating to vacating 10 leased locations in London and moving into the new Mellon Financial Centre in London.

(d)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reversal relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.

(e)	The first quarter of 2005 includes a $10 million pre-tax charge (included in other expense) for the early extinguishment of debt and $5 million of additional expense ($2 million of occupancy expense and $3 million of other expenses) related to charges recorded in 2004 for the move to the new Mellon Financial Centre in London and the writedown of a small business (see footnote b).

(f)	The first quarter of 2006 includes a $19 million pre-tax charge in connection with payments, awards and benefits payable to Mellon’s former chairman and chief executive officer, pursuant to his employment agreement.

(g)	The fourth quarter of 2006 includes $26 million in severance, $16 million of impairment charges, $11 million in merger-related expenses and $6 million in additional occupancy reserves.

MELLON FINANCIAL CORPORATION

ASSETS UNDER MANAGEMENT/ ADMINISTRATION OR CUSTODY - 12 Quarter Trend

(dollar amounts in billions unless otherwise noted)	2004				2005				2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Market value of assets under management at period end
Institutional	$421	$421	$419	$443	$463	$469	$490	$501	$527	$585	$607	$667
Mutual Funds	200	199	191	200	203	205	212	216	214	219	244	251
Private Client	58	59	60	64	63	64	64	64	67	66	67	77

Total market value of assets under management	679	679	670	707	729	738	766	781	808	870	918	995
Composition of assets under management at period end
Equity	36%	36%	37%	39%	37%	37%	37%	37%	37%	35%	35%	41%
Fixed Income	20%	21%	20%	20%	20%	19%	18%	18%	19%	21%	20%	19%
Money Market	24%	22%	21%	21%	19%	20%	20%	20%	19%	20%	21%	19%
Securities lending cash collateral	11%	12%	13%	12%	15%	16%	16%	15%	15%	13%	14%	13%
Overlay and alternative investments	9%	9%	9%	8%	9%	8%	9%	10%	10%	11%	10%	8%

Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Managed mutual funds fee revenue (millions)
Equity Funds	$72	$78	$77	$87	$85	$87	$93	$93	$93	$96	$96	$113
Money Market Funds	58	58	56	51	49	54	58	58	58	59	63	65
Fixed Income Funds	34	32	32	31	30	31	30	31	29	29	30	31
Nonproprietary	12	11	13	14	15	16	19	19	14	17	15	20

Total managed mutual funds fee revenue	176	179	178	183	179	188	200	201	194	201	204	229
Average assets of proprietary mutual funds
Equity Funds	$48	$51	$50	$53	$54	$54	$57	$57	$59	$60	$60	$65
Money Market Funds	96	96	91	87	85	90	96	100	99	101	110	120
Fixed Income Funds	25	23	23	22	22	22	21	21	21	21	21	21

Total average assets of proprietary mutual funds	169	170	164	162	161	166	174	178	179	182	191	206
Market value of assets under administration or custody at period end (a)	$2,824	$2,856	$2,978	$3,233	$3,293	$3,450	$3,777	$3,908	$4,125	$4,213	$4,380	$4,491
Total Assets
Managed	$679	$679	$670	$707	$729	$738	$766	$781	$808	$870	$918	$995
Administration/Custody (a)	2,824	2,856	2,978	3,233	3,293	3,450	3,777	3,908	4,125	4,213	4,380	4,491

Total	$3,503	$3,535	$3,648	$3,940	$4,022	$4,188	$4,543	$4,689	$4,933	$5,083	$5,298	$5,486

(a)	Excludes assets of $310 billion at June 30, 2005, $328 billion at Sept. 30, 2005, $333 billion at Dec. 31, 2005, $359 billion at March 31, 2006, $364 billion at June 30, 2006, $376 billion at Sept. 30, 2006 and $393 billion at Dec. 31, 2006 that we manage and are also under administration or custody. These assets are included in assets under management.

MELLON FINANCIAL CORPORATION

ASSETS UNDER MANAGEMENT NET FLOWS - 12 Quarter Trend

	2004				2005				2006
(dollar amounts in billions )	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Market value of assets under management at beginning of period	$657	$679	$679	$670	$707	$729	$738	$766	$781	$808	$870	$918
Net Flows
Long-term	6	—	2	8	5	(1)	9	7	11	11	6	10
Money market	6	(6)	(19)	(3)	6	—	4	4	(3)	10	19	3
Securities lending	9	4	5	1	21	9	2	(3)	1	(4)	7	1

Total net inflows	21	(2)	(12)	6	32	8	15	8	9	17	32	14
Net Market appreciation	7	—	(3)	30	(10)	1	13	6	18	(2)	16	36
Acquisitions/divestitures	(6)	2	6	1	—	—	—	1	—	47	—	27

Market value of assets under management at end of period	$679	$679	$670	$707	$729	$738	$766	$781	$808	$870	$918	$995

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

MELLON ASSET MANAGEMENT - 12 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2004				2005				2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (a)
Revenue:
Investment management
Mutual funds	176	179	177	183	179	187	200	201	194	201	204	228
Institutional clients	99	97	98	115	122	129	133	136	158	170	196	246
Performance fees	39	17	11	60	27	26	41	77	58	48	56	196
Private clients	17	18	19	20	20	21	22	23	24	26	25	28

Total investment management	331	311	305	378	348	363	396	437	434	445	481	698
Distribution and service	66	67	68	68	71	74	82	90	98	108	107	102
Institutional trust and custody	16	16	15	15	15	17	15	15	17	16	16	19
Other fee revenue	3	(4)	(1)	5	2	(2)	3	(2)	9	(4)	7	19

Total fee and other revenue	416	390	387	466	436	452	496	540	558	565	611	838
Net interest revenue (expense)	(6)	(5)	(6)	(5)	(4)	(6)	(6)	(4)	(4)	(10)	(10)	(18)

Total revenue	410	385	381	461	432	446	490	536	554	555	601	820
Amortization of intangible assets	2	2	2	3	3	4	3	3	3	3	3	8
Other operating expenses	294	285	287	347	321	335	357	372	392	396	412	537

Total operating expenses	296	287	289	350	324	339	360	375	395	399	415	545
Income from continuing operations before taxes (benefits)	114	98	92	111	108	107	130	161	159	156	186	275
Income taxes (benefits)	40	35	29	38	39	38	42	57	52	50	60	90

Net income (loss)	$74	$63	$63	$73	$69	$69	$88	$104	$107	$106	$126	$185

Average loans	$7	$7	$7	$—	$—	$—	$—	$—	$4	$—	$—	$—
Average assets	$1,979	$1,980	$1,995	$2,114	$1,976	$1,987	$1,994	$1,958	$1,990	$2,362	$2,518	$3,096
Average deposits	$6	$11	$17	$17	$19	$8	$10	$14	$13	$8	$27	$21
Average common equity	$778	$780	$806	$857	$966	$966	$966	$966	$997	$997	$997	$997
Average Tier I preferred equity	$441	$447	$456	$469	$476	$476	$476	$476	$399	$399	$399	$399
Market value of assets under management at period end (in billions) (b),(c),(d)	$568	$565	$550	$585	$587	$587	$612	$629	$653	$711	$751	$824
Market value of assets under administration or custody at period end (in billions)	$7	$6	$8	$8	$9	$8	$3	$3	$3	$3	$3	$3
Return on common equity	38%	33%	31%	34%	29%	29%	37%	43%	44%	42%	50%	74%
Pretax operating margin (GAAP)	28%	25%	24%	24%	25%	24%	27%	30%	29%	28%	31%	34%
Adjusted pretax operating margin (e)	34%	32%	31%	29%	31%	30%	33%	38%	36%	36%	39%	40%
Employees at period-end	2,500	2,500	2,600	2,600	2,600	2,600	2,600	2,600	2,600	2,600	2,600	2,700

(a)	Includes $6 million of severance expense as well as $5 million of impairment related to the sale of HBV Alternative Investment Strategies.

(b)	Includes amounts subadvised for/by other sectors.

(c)	Includes assets of $47 billion at June 30, 2006, $46 billion at Sept. 30, 2006 and $47 billion at Dec. 31, 2006 managed by WestLB Mellon Asset Management (a 50:50 joint venture).

(d)	Reflects the June 30, 2006 transfer of $8 billion of securities lending cash collateral to the Asset Servicing Sector.

(e)	Pretax margin adjusted for Distribution and servicing expense netted against revenue.

Note: In the fourth quarter of 2006, our asset administration business in Brazil was moved to this sector from Business Exits in the Other sector. All periods have been restated.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

PRIVATE WEALTH MANAGEMENT - 12 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2004				2005				2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (a)
Revenue:
Investment management	74	75	74	77	81	80	83	87	90	92	93	99
Institutional trust and custody	2	2	3	2	3	2	3	2	3	2	3	2
Other fee revenue	7	6	4	5	5	5	5	6	5	6	4	5

Total fee and other revenue	83	83	81	84	89	87	91	95	98	100	100	106
Net interest revenue (expense)	75	77	76	74	80	79	77	76	74	77	77	77

Total revenue	158	160	157	158	169	166	168	171	172	177	177	183
Credit quality expense	—	—	—	1	—	—	—	—	—	—	—	—
Amortization of intangible assets	1	1	1	2	1	1	1	1	1	1	1	1
Other operating expenses	85	87	87	91	90	91	95	99	102	104	105	111

Total operating expenses	86	88	88	93	91	92	96	100	103	105	106	112
Income from continuing operations before taxes (benefits)	72	72	69	64	78	74	72	71	69	72	71	71
Income taxes (benefits)	25	26	22	21	28	26	23	26	22	24	23	23

Net income (loss)	$47	$46	$47	$43	$50	$48	$49	$45	$47	$48	$48	$48

Average loans	$4,228	$4,333	$4,345	$4,449	$4,506	$4,623	$4,651	$4,563	$4,615	$4,688	$4,669	$4,762
Average assets	$8,439	$8,822	$9,100	$9,226	$9,431	$9,462	$10,062	$10,860	$10,279	$10,395	$10,544	$10,760
Average deposits	$7,157	$7,555	$7,819	$7,957	$8,295	$8,286	$8,846	$9,474	$8,824	$8,865	$8,827	$8,936
Average common equity	$687	$686	$694	$697	$571	$571	$571	$571	$553	$553	$553	$553
Average Tier I preferred equity	$219	$218	$216	$214	$215	$215	$215	$215	$184	$184	$184	$184
Market value of total client assets at period end (in billions) (b)	$76	$76	$76	$78	$77	$78	$82	$86	$89	$87	$90	$95
Return on common equity	27%	27%	27%	24%	35%	34%	34%	32%	34%	35%	34%	35%
Pretax operating margin	46%	45%	44%	41%	46%	45%	43%	41%	40%	41%	40%	39%
Employees at period-end	1,900	1,900	1,800	1,800	1,900	1,900	1,900	1,900	1,900	2,000	2,000	2,000

(a)	Includes $1 million of severance expense.

(b)	Includes assets under management, before amounts subadvised by/for other sectors, of $47 billion, $46 billion, $47 billion and $50 billion in the first, second, third and fourth quarters of 2004, $49 billion, $50 billion, $51 billion and $53 billion in the first, second, third and fourth quarters of 2005; and $55 billion, $54 billion, $55 billion and $59 billion in the first, second, third and fourth quarters of 2006, respectively.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

ASSET SERVICING - 12 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2004				2005				2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (a)
Revenue:
Institutional trust and custody	120	118	113	127	132	141	154	171	174	187	188	196
Securities lending revenue	18	24	16	18	24	33	25	26	30	38	26	26
Other fee revenue	73	67	53	59	68	67	70	72	83	96	77	89

Total fee and other revenue	211	209	182	204	224	241	249	269	287	321	291	311
Net interest revenue (expense)	14	18	17	20	19	21	22	20	26	27	29	24

Total revenue	225	227	199	224	243	262	271	289	313	348	320	335
Amortization of intangible assets	1	2	1	1	2	2	2	3	3	3	2	14
Other operating expenses	173	168	167	183	186	198	215	235	242	258	255	278

Total operating expenses	174	170	168	184	188	200	217	238	245	261	257	292
Income from continuing operations before taxes (benefits)	51	57	31	40	55	62	54	51	68	87	63	43
Income taxes (benefits)	18	20	10	14	20	22	17	18	22	28	21	14

Net income (loss)	$33	$37	$21	$26	$35	$40	$37	$33	$46	$59	$42	$29

Average loans	$99	$61	$16	$3	$(25)	$1	$(1)	$(20)	$(1)	$(30)	$(1)	$—
Average assets	$7,087	$6,824	$7,021	$8,036	$8,211	$8,117	$9,048	$8,484	$8,376	$9,248	$10,159	$10,523
Average deposits	$5,460	$5,414	$5,764	$6,496	$7,010	$6,859	$7,753	$7,077	$7,111	$7,570	$8,737	$8,975
Average common equity	$606	$599	$583	$609	$482	$482	$482	$482	$551	$551	$551	$551
Average Tier I preferred equity	$136	$135	$132	$128	$125	$125	$125	$125	$132	$132	$132	$132
Market value of assets under management at period end (in billions) (b),(c)	$64	$68	$73	$74	$95	$104	$106	$103	$104	$108	$115	$116
Market value of assets under administration or custody at period end (in billions) (d)	$2,793	$2,826	$2,946	$3,199	$3,259	$3,416	$3,746	$3,874	$4,091	$4,180	$4,344	$4,453
Return on common equity	22%	25%	14%	17%	30%	33%	30%	27%	34%	42%	31%	21%
Pretax operating margin	23%	25%	15%	18%	23%	24%	20%	18%	22%	25%	20%	13%
MEMO:
Total joint venture revenue (e)	$81	$82	$74	$84	$93	$101	$102	$107	$119	$149	$140	$143
Securities on Loan (f)	$100	$95	$100	$115	$150	$160	$165	$161	$178	$187	$206	$214
Employees at period-end	3,600	3,600	3,600	3,500	3,700	3,800	4,500	4,500	4,500	4,500	4,600	4,600

(a)	Includes $11 million of impairment charges and $6 million of severance expense.

(b)	Represents the investment of securities lending cash collateral managed by the Asset Servicing Sector.

(c)	Reflects the June 30, 2006 transfer of $8 billion securities lending cash collateral from Mellon Asset Management Sector.

(d)	Excludes assets of $310 billion at June 30, 2005, $328 billion at Sept. 30, 2005, $333 billion at Dec. 31, 2005, $359 billion at Mar. 31, 2006, $364 billion at June 30, 2006, $376 billion at Sept. 30, 2006 and $393 billion at Dec. 31, 2006 that we manage and are also under administration or custody. These assets are included in the Corporation’s assets under management.

(e)	Restated to reflect the acquisition of the remaining 50% interest of Russell Mellon, previously a joint venture.

(f)	Represents the total dollar amount of securities on loan, both cash and non-cash, at period end by the Corporation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

PAYMENT SOLUTIONS & INVESTOR SERVICES - 12 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2004				2005				2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (a)
Revenue:
Payment solutions & investor services	135	139	124	129	123	129	111	119	115	119	113	113
Other fee revenue	2	2	3	5	7	4	4	6	5	6	5	6

Total fee and other revenue	137	141	127	134	130	133	115	125	120	125	118	119
Net interest revenue (expense)	31	30	29	32	36	33	34	38	41	43	42	44

Total revenue	168	171	156	166	166	166	149	163	161	168	160	163
Amortization of intangible assets	—	—	—	—	—	—	1	—	—	—	1	—
Other operating expenses	118	124	113	129	126	126	119	127	124	130	124	135

Total operating expenses	118	124	113	129	126	126	120	127	124	130	125	135
Income from continuing operations before taxes (benefits)	50	47	43	37	40	40	29	36	37	38	35	28
Income taxes (benefits)	18	17	14	12	15	14	9	13	12	13	12	10

Net income (loss)	$32	$30	$29	$25	$25	$26	$20	$23	$25	$25	$23	$18

Average loans	$71	$117	$106	$105	$95	$99	$87	$93	$83	$91	$85	$181
Average assets	$6,628	$6,862	$6,934	$7,693	$7,816	$7,145	$6,964	$7,169	$7,302	$7,105	$6,831	$7,333
Average deposits	$5,885	$6,139	$6,186	$6,887	$6,751	$6,406	$6,210	$6,540	$6,738	$6,515	$6,211	$6,761
Average common equity	$308	$287	$288	$292	$315	$315	$315	$315	$266	$266	$266	$266
Average Tier I preferred equity	$64	$64	$64	$63	$75	$75	$75	$75	$64	$64	$64	$64
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity	42%	43%	41%	33%	32%	33%	26%	29%	37%	39%	32%	28%
Pretax operating margin	30%	29%	28%	22%	24%	24%	20%	22%	23%	23%	21%	17%
Employees at period-end	3,500	3,500	3,400	3,500	3,500	3,500	3,400	3,400	3,300	3,300	3,300	3,300

(a)	Includes $6 million of severance expense.

Note: In the fourth quarter of 2006, a segment of our Working Capital Solutions business was moved from this sector to Business Exits in the Other sector based upon our intention not to renew certain contracts with the agencies of the Federal government in 2007.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

OTHER - 12 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2004				2005				2006
	1st Qtr (a)	2nd Qtr (b)	3rd Qtr	4th Qtr (c)	1st Qtr (d)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (e)	2nd Qtr	3rd Qtr	4th Qtr (f)
Revenue:
Institutional trust and custody	—	1	1	1	—	—	—	—	—	1	—	1
Payment solutions & investor services	10	10	9	9	11	12	11	8	6	5	6	5
Other fee revenue	148	69	55	56	250	69	63	60	59	49	47	41

Total fee and other revenue	158	80	65	66	261	81	74	68	65	55	53	47
Net interest revenue (expense)	—	1	(1)	(1)	(13)	1	(10)	(9)	(12)	(20)	(15)	(13)

Total revenue	158	81	64	65	248	82	64	59	53	35	38	34
Credit quality expense	(7)	(2)	(1)	(5)	(2)	3	12	4	1	(3)	(1)	5
Amortization of intangible assets	—	—	—	—	—	—	—	—	—	—	—	—
Other operating expenses	69	79	51	44	59	57	64	63	87	63	60	108

Total operating expenses	69	79	51	44	59	57	64	63	87	63	60	108
Income from continuing operations before taxes (benefits)	96	4	14	26	191	22	(12)	(8)	(35)	(25)	(21)	(79)
Income taxes (benefits)	34	—	5	9	70	8	(4)	(4)	(3)	(10)	—	(97)

Net income (loss)	$62	$4	$9	$17	$121	$14	$(8)	$(4)	$(32)	$(15)	$(21)	$18

Average loans	$2,487	$2,259	$2,067	$2,077	$1,909	$1,867	$1,882	$1,718	$1,278	$1,123	$1,099	$1,157
Average assets	$7,239	$6,959	$6,637	$7,099	$7,849	$8,109	$8,383	$8,090	$8,160	$8,613	$9,987	$8,330
Average deposits	$719	$657	$509	$726	$960	$763	$747	$800	$883	$1,126	$4,103	$1,858
Average common equity	$1,390	$1,401	$1,451	$1,528	$1,844	$1,753	$1,775	$1,780	$1,790	$1,815	$1,945	$2,306
Average Tier I preferred equity	$166	$147	$142	$173	$147	$146	$141	$133	$243	$236	$293	$624
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m
Pretax operating margin	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m
Employees at period-end (g)	4,100	4,000	4,000	4,100	4,000	4,200	4,300	4,100	4,300	4,300	4,200	4,200

(a)	The first quarter of 2004 includes a pre-tax gain of $93 million from the sale of approximately 35% of the Corporation’s investment in Shinsei Bank.

Also included in the first quarter of 2004 is a pre-tax charge of $19 million associated with a writedown of two small businesses, one of which was sold in the third quarter of 2004.

(b)	The second quarter of 2004 includes a $24 million pre-tax charge relating to vacating 10 leased locations in London and moving into the new Mellon Financial Centre in London.

(c)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reversal relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.

(d)	The first quarter of 2005 includes a pre-tax gain of $197 million from the sale of our remaining investment in Shinsei Bank, a $10 million pre-tax charge (included in other expense) for the early extinguishment of debt and $5 million of additional expense ($2 million of occupancy expense and $3 million of other expenses) related to charges recorded in 2004 for the move to the new Mellon Financial Centre in London and the writedown of a small business (see footnote a).

(e)	The first quarter of 2006 includes a $19 million pre-tax charge in connection with payments, awards and benefits payable to Mellon’s former chairman and chief executive officer, pursuant to his employment agreement.

(f)	Includes $7 million in severance, $11 million in merger-related expenses and $6 million in occupancy expenses as well as $74 million of tax benefits primarily related to a reversal of deferred tax liabilities due to management’s decision to indefinitely reinvest earnings of certain foreign subsidiaries in accordance with APB opinion No. 23.

(g)	Primarily relates to employees in Technology, Finance and Human Resources supporting the business sectors; the cost of these employees are fully allocated to the business sectors.

Note: In the fourth quarter of 2006: Mellon signed an agreement to sell its venture capital group, Mellon Ventures, and applied discontinued operations accounting to this business, previously reported in this sector; a segment of our Working Capital Solutions business was moved from the Payment Solutions & Investor Services sector to Business Exits in this sector; our asset administration business in Brazil was moved from this sector to Mellon Asset Management sector. All periods have been restated.

n/m - not meaningful

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	Mellon Asset Management			Private Wealth Management			Asset Servicing
	2006	2005	2004	2006	2005	2004	2006	2005	2004
Revenue:
Investment management	1,700	1,373	1,198	374	331	300	—	—	—
Performance fees	358	171	127	—	—	—	—	—	—

Total investment management	2,058	1,544	1,325	374	331	300	—	—	—
Distribution and service fees	415	317	269	—	—	—	—	—	—
Institutional trust and custody	68	62	62	10	10	9	745	598	478
Securities lending revenue	—	—	—	—	—	—	120	108	76
Payment solutions & investor services	—	—	—	—	—	—	—	—	—
Other fee revenue	31	1	3	20	21	22	345	277	252

Total fee and other revenue	2,572	1,924	1,659	404	362	331	1,210	983	806
Net interest revenue (expense)	(42)	(20)	(22)	305	312	302	106	82	69

Total revenue	2,530	1,904	1,637	709	674	633	1,316	1,065	875
Credit quality expense	—	—	—	—	—	1	—	—	—
Amortization of intangible assets	17	13	9	4	4	5	22	9	5
Other operating expenses	1,737	1,385	1,213	422	375	350	1,033	834	691

Total operating expenses	1,754	1,398	1,222	426	379	355	1,055	843	696
Income from continuing operations before taxes (benefits)	776	506	415	283	295	277	261	222	179
Income taxes (benefits)	252	176	142	92	103	94	85	77	62

Income from continuing operations	524	330	273	191	192	183	176	145	117
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—

Net income (loss)	$524	$330	$273	$191	$192	$183	$176	$145	$117

Average loans	$1	$—	$5	$4,684	$4,586	$4,339	$(8)	$(11)	$45
Average assets	$2,494	$1,979	$2,017	$10,496	$9,958	$8,898	$9,584	$8,467	$7,244
Average deposits	$17	$13	$13	$8,864	$8,729	$7,624	$8,105	$7,176	$5,785
Average common equity	$997	$966	$805	$553	$571	$691	$551	$482	$599
Average Tier I preferred equity	$399	$476	$453	$184	$215	$217	$132	$125	$133
Market value of assets under management at period end (in billions)	$824	$629	$585	$55	$49	$48	$116	$103	$74
Market value of assets under administration or custody at period end (in billions)	$3	$3	$8	$35	$31	$26	$4,453	$3,874	$3,199
Return on common equity	53%	34%	34%	34%	34%	26%	32%	30%	20%
Pretax operating margin	31%	27%	25%	40%	44%	44%	20%	21%	20%
Employees at period-end	2,700	2,600	2,600	2,000	1,900	1,800	4,600	4,500	3,500

Note: See pages 9-13 for revenue/expense items impacting respective sector results.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	Payment Solutions & Investor Services			Other			Consolidated Results
	2006	2005	2004	2006	2005	2004	2006	2005	2004
Revenue:
Investment management	—	—	—	—	—	—	2,074	1,704	1,498
Performance fees	—	—	—	—	—	—	358	171	127

Total investment management	—	—	—	—	—	—	2,432	1,875	1,625
Distribution and service	—	—	—	—	—	—	415	317	269
Institutional trust and custody	—	—	—	2	—	3	825	670	552
Securities lending revenue	—	—	—	—	—	—	120	108	76
Payment solutions & investor services	460	482	527	22	42	38	482	524	565
Other fee revenue	22	21	12	196	442	328	614	762	617

Total fee and other revenue (a)	482	503	539	220	484	369	4,888	4,256	3,704
Net interest revenue (expense) (b)	170	141	122	(60)	(31)	(1)	479	484	470

Total revenue (c)	652	644	661	160	453	368	5,367	4,740	4,174
Credit quality expense	—	—	—	2	17	(15)	2	17	(14)
Amortization of intangible assets	1	1	—	—	—	—	44	27	19
Other operating expenses	513	498	484	318	243	243	4,023	3,335	2,981

Total operating expenses	514	499	484	318	243	243	4,067	3,362	3,000
Income from continuing operations before taxes (benefits)	138	145	177	(160)	193	140	1,298	1,361	1,188
Income taxes (benefits) (c)	47	51	61	(110)	70	48	366	477	407

Income (loss) from continuing operations before cumulative effect of accounting change	91	94	116	(50)	123	92	932	884	781
Income from discontinued operations after-tax	—	—	—	—	—	—	(34)	(102)	15

Net income (loss)	$91	$94	$116	$(50)	$123	$92	$898	$782	$796

Average loans (d)	$110	$93	$100	$1,164	$1,843	$2,222	$6,738	$7,194	$7,307
Average assets (e)	$7,142	$7,271	$7,031	$8,777	$8,108	$6,983	$39,872	$37,304	$34,003
Average deposits	$6,556	$6,476	$6,276	$2,000	$816	$652	$25,542	$23,210	$20,350
Average common equity	$266	$315	$294	$1,965	$1,787	$1,443	$4,332	$4,121	$3,832
Average Tier I preferred equity	$64	$75	$64	$350	$142	$157	$1,129	$1,033	$1,024
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$995	$781	$707
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$4,491	$3,908	$3,233
Return on common equity	34%	30%	44%	n/m	n/m	n/m	22%	21%	20%
Pretax operating margin	21%	23%	28%	n/m	n/m	n/m	24%	29%	28%
Pretax operating margin (f)							26%	28%	27%
Employees at period-end	3,300	3,400	3,500	4,200	4,100	4,100	16,800	16,500	15,500

(a)	Consolidated results include FTE impact of $36 million, $41 million and $42 million for 2006, 2005 and 2004, respectively.

(b)	Consolidated results include FTE impact of $16 million, $18 million and $17 million for 2006, 2005 and 2004, respectively.

(c)	Consolidated results include FTE impact of $52 million, $59 million and $59 million for 2006, 2005 and 2004, respectively.

(d)	Consolidated average loans include average loans from discontinued operations of $787 million, $683 million and $596 million for 2006, 2005 and 2004, respectively.

(e)	Consolidated average assets include average assets of discontinued operations of $1,379 million, $1,521 million and $1,830 million for 2006, 2005 and 2004, respectively.

(f)	Excludes footnote items listed on Consolidated Results -12 Quarter Trend page.

Note: See pages 9-13 for revenue/expense items impacting respective sector results.

n/m - not meaningful

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

NONPERFORMING ASSETS

	2004				2005				2006
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Nonperforming loans:
Commercial and financial	$48	$11	$17	$10	$9	$7	$7	$1	$1	$—	$1	$—
Personal	2	3	3	4	4	4	3	2	2	2	2	1
Commercial real estate	1	—	—	—	—	—	—	—	—	—	—	—
Lease finance assets	—	—	—	15	15	15	27	13	10	12	1	1

Total nonperforming loans	51	14	20	29	28	26	37	16	13	14	4	2
Total acquired property	—	1	1	—	—	—	—	—	3	—	—	2

Total nonperforming assets	$51	$15	$21	$29	$28	$26	$37	$16	$16	$14	$4	$4

Nonperforming loans as a percentage of total loans	0.68%	0.20%	0.30%	0.43%	0.39%	0.34%	0.48%	0.24%	0.19%	0.20%	0.07%	0.04%
Nonperforming assets as a percentage of Tier I capital plus the reserve for loan losses	1.99%	0.56%	0.82%	1.08%	0.98%	0.87%	1.23%	0.53%	0.51%	0.44%	0.12%	0.12	%(a)

(a)	Preliminary

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

PROVISION AND RESERVE FOR CREDIT EXPOSURE

	2004				2005				2006
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Reserve Activity:
Loan losses	103	94	96	98	98	87	87	80	63	60	58	55
Unfunded commitments	75	77	73	71	67	77	81	77	78	82	81	80

Reserve at beginning of period	$178	$171	$169	$169	$165	$164	$168	$157	$141	$142	$139	$135
Total credit losses	—	(2)	(1)	(1)	(1)	—	(24)	(14)	—	(1)	—	—
Total recoveries	—	2	1	2	1	1	1	1	—	1	—	—

Sub-total - net credit recoveries (losses)	$—	$—	$—	$1	$—	$1	$(23)	$(13)	$—	$—	$—	$—
Credit losses on loans transferred to held for sale	—	—	—	—	—	—	—	—	—	—	—	—

Total net credit recoveries (losses)	$—	$—	$—	$1	$—	$1	$(23)	$(13)	$—	$—	$—	$—
Impact of disposals and acquisitions	—	—	—	—	—	—	—	—	—	—	—	—
Securitizations	—	(2)	—	(1)	—	—	—	—	—	—	—	—
Loss on sale of commitments	—	—	—	—	—	—	—	—	—	—	—	—
Provision for credit losses	(7)	(2)	(1)	(4)	(2)	3	12	4	1	(3)	(1)	5
Reclass of provision to discontinued operations	—	2	1	—	1	—	—	—	—	—	—	—
Reserves transferred to assets of discontinued operations	—	—	—	—	—	—	—	—	—	—	(3)	—
Reserves transferred to held for sale	—	—	—	—	—	—	—	(7)	—	—	—	—

Reserve at end of period	$171	$169	$169	$165	$164	$168	$157	$141	$142	$139	$135	$140
Reserve for loan losses	$94	$96	$98	$98	$87	$87	$80	$63	$60	$58	$55	$56
Reserve for unfunded commitments	77	73	71	67	77	81	77	78	82	81	80	84

Reserve at end of period	$171	$169	$169	$165	$164	$168	$157	$141	$142	$139	$135	$140
Reserve for loan losses as a percentage of total loans (a)	1.27%	1.39%	1.40%	1.45%	1.23%	1.15%	1.05%	0.96%	0.91%	0.84%	0.93%	0.94%
Reserve for unfunded commitments as a percentage of unfunded commitments (a)	0.46%	0.47%	0.47%	0.47%	0.54%	0.58%	0.55%	0.58%	0.62%	0.61%	0.60%	0.62%
Annualized net credit losses to average loans	—%	—%	—%	-0.03%	—%	—%	1.23%	0.77%	—%	—%	—%	—%

(a)	At period end.